                                                                Exhibit 99.5


                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                             FINANCIAL STATEMENTS

                     FOR THE YEAR ENDED DECEMBER 31, 2000

          AND AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


The following unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2000 and as of and for the nine months ended September 30, 2001, give effect to acquisitions by Caminus Corporation ("Caminus") of substantially all of the assets and the assumption of certain liabilities of Nucleus Corporation and Nucleus Energy Consulting Corporation (collectively "Nucleus") on August 30, 2000 and the acquisition of Altra Software Services, Inc. ("Altra") on November 20, 2001. The unaudited pro forma condensed consolidated statements of operations assume the Nucleus and Altra acquisitions had occurred on January 1, 2000. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 is derived from, and should be read in conjunction with, the historical audited consolidated statement of operations of Caminus for the year ended December 31, 2000, which includes the results of Nucleus for the period from August 1 through December 31, 2000, the historical unaudited statement of operations of Nucleus for the period from January 1, 2000 through July 31, 2000, and the historical audited consolidated statement of operations of Altra for the year ended December 31, 2000. The unaudited pro forma statement of operations for the nine months ended September 30, 2001 is derived from, and should be read in conjunction with, the historical unaudited consolidated statement of operations of Caminus and

Altra for the period from January 1, 2001 through September 30, 2001 included in Caminus' quarterly report on Form 10-Q for the quarter ended September 30, 2001 and this Form 8-K, respectively. The unaudited pro forma balance sheet as of September 30, 2001 is derived from, and should be read in conjunction with, the historical unaudited balance sheet of Caminus and Altra included in Caminus' quarterly report on Form 10-Q for the quarter ended September 30, 2001 and this Form 8-K, respectively. The unaudited pro forma condensed consolidated financial statements reflect the purchase method of accounting described in the accompanying notes.

The pro forma adjustments are based upon estimated fair values of the acquired companies' assets and liabilities at the time of their acquisition, as used in Caminus' purchase accounting for these acquisitions. The pro forma results are provided for illustrative purposes only and are not necessarily indicative of future results or the results that actually would have occurred if the acquisitions had taken place on January 1, 2000.

UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
AS OF SEPTEMBER 30, 2001
(IN 000'S, EXCEPT FOR PER SHARE AMOUNTS)

                                                                                     HISTORICAL
                                                                                   ----------------       PRO FORMA    PRO FORMA
                                                                                  CAMINUS      ALTRA     ADJUSTMENTS (CONSOLIDATED)
                                                                                  -------      -----     -----------   ----------

ASSETS
      Current Assets:
           Cash and cash equivalents                                               21,037         162      (9,947)(a)    11,252
           Investments in short-term marketable securities                         12,083          --                    12,083
           Accounts receivable, net                                                13,423       5,195                    18,618
           Deferred income taxes                                                      527          --                       527
           Prepaid expenses and other current assets                                2,852         953                     3,805
                                                                                 --------      ------     -------      --------
                                                          Total current assets     49,922       6,310      (9,947)       46,285
           Investments in long-term marketable securities                          14,957          --          --        14,957
           Fixed assets, net                                                        5,972       2,403       (838)(b)      7,537
           Acquired technology, net                                                 2,821       1,296      16,363(c)     20,480
           Other intangibles, net                                                   4,294         296      10,804(d)     15,394
           Goodwill, net                                                           18,103       2,719      36,507(e)     57,329
           Other assets                                                             1,813          --         150(g)      1,963
                                                                                 --------      ------     -------      --------
                                                                  Total assets     97,882      13,024      53,039       163,945
                                                                                 ========      ======     =======      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities:
           Accounts payable                                                         1,520       3,170                     4,690
           Accrued liabilities                                                      6,776       7,675       2,106(f)     16,557
           Income taxes payable                                                     2,231          --                     2,231
           Deferred revenue                                                         3,576       5,521                     9,097
                                                                                 --------      ------     -------      --------
                                                     Total current liabilities     14,103      16,366       2,106        32,575
      Long-term debt                                                                   --                  15,000(g)     15,000
                                                                                 --------      ------     -------      --------
                                                             Total liabilities     14,103      16,366      17,106        47,575
                                                                                 --------      ------     -------      --------
           Commitments and contingencies
      Stockholders' equity:
           Common stock                                                               177          --          20(h)        197
           Additional paid-in-capital                                             130,165          --      33,871(h)    164,036
           Treasury stock, at cost                                                 (4,911)         --                    (4,911)
           Deferred compensation                                                     (849)         --                      (849)
           Accumulated deficit                                                    (40,992)     (3,342)      2,042(i)    (42,292)
           Accumulated other comprehensive income                                     189          --                       189
                                                                                 --------      ------     -------      --------
                                                    Total stockholders' equity     83,779      (3,342)     35,933       116,370
                                                                                 --------      ------     -------      --------
                                    Total liabilities and stockholders' equity     97,882      13,024      53,039       163,945
                                                                                 ========      ======     =======      ========

See accompanying notes to unaudited pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN 000'S, EXCEPT FOR PER SHARE AMOUNTS)

                                                               HISTORICAL
                                                    -------------------------------------      PRO FORMA     PRO FORMA
                                                    CAMINUS (1)   NUCLEUS (2)   ALTRA (1)     ADJUSTMENTS   CONSOLIDATED
                                                    -----------   -----------   ---------     -----------     -------
Revenues:
      Licenses                                       $ 24,573       $4,519      $ 11,505       $    --       $ 40,597
      Software Services                                18,576        2,305        12,960            --         33,841
      Strategic consulting                              8,565           --            --            --          8,565
                                                     --------       ------      --------       -------       --------
           Total revenues                              51,714        6,824        24,465            --         83,003
Cost of revenues                                       15,319        2,285        12,882         2,983(j)      33,469
                                                     --------       ------      --------       -------       --------
Gross profit                                           36,395        4,539        11,583        (2,983)        49,534
                                                     --------       ------      --------       -------       --------
Operating expenses:
      Research and development                          6,601        2,215        15,727            --         24,543
      Selling, general and administrative              20,688        1,973        15,871            --         38,532
      IPO related expenses                             12,335           --            --            --         12,335
      Loss on office relocation                           508           --            --            --            508
      Amortization of intangible assets                11,722           --        12,702        (8,910)(k)     15,514
                                                     --------       ------      --------       -------       --------
           Total operating expenses                    51,854        4,188        44,300        (8,910)        91,432
Operating income (loss)                               (15,459)         351       (32,717)        5,927        (41,898)
Interest and other income (expense), net                2,258           25        (2,331)          382(l)         334
Provision for income taxes                              2,315           --            --             9          2,324
                                                     --------       ------      --------       -------       --------
Net income (loss)                                    $(15,516)      $  376      $(35,048)      $ 6,300       $(43,888)
                                                     ========       ======      ========       =======       ========

Basic and diluted net loss per share                 $  (1.04)                                               $  (2.57)
                                                     ========                                                ========

Weighted average shares used in computing basic
      and diluted net loss per share                   14,925                                                  17,074
                                                     ========                                                ========

Periods included:

(1) Year ended December 31, 2000

(2) Seven months ended July 31, 2000

See accompanying notes to unaudited pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(IN 000'S, EXCEPT FOR PER SHARE AMOUNTS)

                                                         HISTORICAL
                                                    -------------------------      PRO FORMA     PRO FORMA
                                                      CAMINUS         ALTRA       ADJUSTMENTS   CONSOLIDATED
                                                    -----------     ---------     -----------     -------
Revenues:
    Licenses                                         $ 19,422       $  9,263       $    --       $ 28,685
    Software Services                                  23,692         13,705            --         37,397
    Strategic consulting                                6,175             --            --          6,175
                                                     --------       --------       -------       --------
      Total revenues                                   49,289         22,968            --         72,257
Cost of revenues                                       16,065         12,136         2,238(j)      30,439
                                                     --------       --------       -------       --------
Gross profit                                           33,224         10,832        (2,238)        41,818
                                                     --------       --------       -------       --------
Operating expenses:
    Research and development                            8,902          8,784            --         17,686
    Selling, general and administrative                20,298          8,441            --         28,739
    Amortization of intangible assets                   9,987          1,838        (1,243)(k)     10,582
                                                     --------       --------       -------       --------
      Total operating expenses                         39,187         19,063        (1,243)        57,007
Operating income (loss)                                (5,963)        (8,231)         (995)       (15,189)
Interest and other income (expense), net                1,723         (1,351)         (486)(l)       (114)
Provision for income taxes                              2,255             --            --          2,255
                                                     --------       --------       -------       --------
Net loss                                             $ (6,495)      $ (9,582)      $(1,481)      $(17,558)
                                                     ========       ========       =======       ========

Basic and diluted net loss per share                 $  (0.41)                                   $  (0.99)
                                                     ========                                    ========

Weighted average shares used in computing basic
    and diluted net loss per share                     15,808                                      17,783
                                                     ========                                    ========


See accompanying notes to unaudited pro forma financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      (IN 000'S EXCEPT PER SHARE AMOUNTS)

1.  ACQUISITIONS

ALTRA ACQUISITION

On November 20, 2001, Caminus completed its acquisition of Altra, a provider of software solutions to the energy industry, by purchasing from Altra Energy Technologies, Inc. ("Altra Energy"), all of the capital stock of Altra pursuant to a Stock Purchase Agreement, dated as of October 12, 2001, by and between Caminus and Altra Energy. The purchase price of $60,794 consisted of $24,947 in cash, the issuance of 1,975 shares of common stock ("Shares") with a fair value of $33,891 and approximately $1,956 of other direct acquisition costs including liabilities for severance. The purchase price is subject to adjustment, depending on the final determined value of the tangible net worth, as defined, of Altra, as more fully described in the Stock Purchase Agreement. The cash portion of the purchase price was paid for in part from the proceeds of a $15,000 Term Credit Agreement, dated as of November 20, 2001, between Caminus and Blue Ridge Investments, LLC, and in part from Caminus' cash and cash equivalents. The Shares issued to Altra Energy were authorized, but previously unissued, shares of Caminus' Common Stock. Altra Energy is entitled to certain registration rights with respect to the Shares, as more fully described in the Registration Rights Agreement, dated as of November 20, 2001, by and between Caminus and Altra Energy.

A summary of the allocation of the acquisition purchase price is as follows:

Fair value of net tangible liabilities assumed...................      $(11,207)
Acquired in-process research and development.....................         1,300
Acquired technology..............................................        17,659
Other identifiable intangible assets.............................        11,100
Goodwill.........................................................        41,942
                                                                       --------
                                                                       $ 60,794
                                                                       ========



The acquisition was accounted for under the purchase method of accounting. The fair value assigned to intangible assets acquired was based on a preliminary appraisal. Upon completion of the appraisal to estimate the fair value of the assets acquired, the allocation of the purchase price may change. Acquired in-process research and development represents the fair value of the project under development at the date of acquisition. Acquired technology represents the fair value of applications and technologies existing at the date of acquisition. Other intangible assets represent the fair value of customer relationships. Goodwill is the only intangible asset not subject to amortization, although it will be deductible for tax purposes over fifteen years.

NUCLEUS ACQUISITION

         On August 30, 2000, Caminus acquired substantially all of the assets and assumed certain liabilities of Nucleus, a provider of software solutions to the energy industry. The purchase price of $17,606 consisted of $13,584 in cash, the issuance of 261 shares of common stock with a fair value of $3,757 and approximately $265 of other direct acquisition costs. A summary of the allocation of the acquisition purchase price is as follows:

Fair value of net tangible liabilities assumed ...........             $   (391)
Acquired technology ......................................                2,960
Other identifiable intangible assets .....................                3,007
Goodwill .................................................               12,030
                                                                       --------
                                                                       $ 17,606
                                                                       ========

The acquisition was accounted for under the purchase method of accounting. The fair value assigned to intangible assets acquired was based on an appraisal. Acquired technology represents the fair value of applications and technologies existing at the date of acquisition. Other intangible assets represent the fair value of other acquired intangible assets including primarily customer lists, a covenant not to compete and work force in place.

2. PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma financial statements have been prepared as if the acquisition of Altra was completed on September 30, 2001 for balance sheet purposes and the acquisitions of Nucleus and Altra were completed on January 1, 2000 for statements of operations purposes and reflect the following pro forma adjustments:

          (a) To reflect the cash used in the acquisition of Altra.
          (b) To adjust fixed assets to fair value.
          (c) To eliminate Altra's historical acquired technology and establish acquired technology resulting from the acquisition.
          (d) To eliminate Altra's historical other intangibles and establish other intangibles resulting from the acquisition.
          (e) To eliminate Altra's historical goodwill and establish goodwill resulting from the acquisition.
          (f) To record accrued liabilities for severance and direct acquisition costs resulting from the acquisition.
          (g) To record the $15,000 term loan due October 2003 incurred to partially finance the acquisition, and $150 of deferred financing costs.
          (h) To record the fair value of the 1,975 shares issued in connection with the acquisition, amounting to $33,891.
          (i) To reflect the effect on equity of an in-process research and development charge of $1,300 and the elimination of the accumulated deficit of Altra.
          (j) To reflect amortization of acquired technology resulting from the acquisition.
          (k) To eliminate the amortization of Altra's historical intangible assets and reflect amortization of amortizable intangible assets resulting from the acquisition.
          (l) To eliminate Altra's historical net interest expense on intercompany debt not acquired and reflect interest expense on the long-term debt incurred in connection with the acquisition of Altra and reduction of interest income related to the cash portion of the acquisition costs.


3. UNAUDITED PRO FORMA NET LOSS PER SHARE DATA

Shares used to calculate unaudited pro forma net loss per share data for the year ended December 31, 2000 were computed by adding the weighted average shares issued for the Nucleus acquisition for the period from January 1, 2000 to August 30, 2000 of 174 and the 1,975 shares issued for the Altra acquisition to the weighted average common shares outstanding for Caminus of 14,925. Shares used to calculate unaudited pro forma net loss per share data for the nine months ended September 30, 2001 were computed by adding the 1,975 shares issued for the Altra acquisition to the weighted average common shares outstanding for Caminus of 15,808.